I hereby certify that the within instrument is a true and correct copy of the instrument of which it purports to be a true copy.
Given under my hand and seal of office this 10th day of April, 2007
A Commissioner for taking affidavits in and for the Province of British Columbia

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Incorporation

(PURSUANT TO NRS 78)

Filed in the office of Ross Miller Secretary of State State of Nevada	Document Number **20070194826-39** Filing Date and Time **03/20/2007 2:40 PM** Entity Number **E0195302007-1**

Important: Read attached instructions before completing form. ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	**Swav Enterprises Ltd.**
2. Resident Agent Name and Street Address: (must be a Nevada address where process may be served)	The Corporation Trust Company of Nevada Name 6100 Neil Road, Suite 500 — Reno, NEVADA 89511 Street Address — City — Zip Code Optional Mailing Address — City — State — Zip Code
3. Shares: (number of shares corporation authorized to issue)	Number of shares with par value: 25,000,000 Par value: $ 0.001 Number of shares without par value: 0
4. Names & Addresses, of Board of Directors/Trustees: (attach additional page if there is more than 3 directors/trustees)	1. L.K. Larry Yen Name 800-885 West Georgia Street — Vancouver — BC — V6C 3H1 Street Address — City — State — Zip Code 2. Name Street Address — City — State — Zip Code 3. Name Street Address — City — State — Zip Code
5. Purpose: (optional-see instructions)	The purpose of this Corporation shall be: All legal purposes
6. Names, Address and Signature of Incorporator: (attach additional page if there is more than 1 incorporator)	L.K. Larry Yen — X [signature] Name — Signature 800-885 West Georgia Street — Vancouver — BC — V6C 3H1 Address — City — State — Zip Code
7. Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named corporation. [signature] — 3/19/2007 Authorized Signature of R.A. or On Behalf of R.A. Company — Date

Lori D. Stuhlman, Assistant Secretary/sam

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State Form 78 ARTICLES 2003
Revised on: 11/21/03

CW1119233.1

L.K. LARRY YEN
Barrister & Solicitor
800 - 885 West Georgia Street
Vancouver BC V6C 3H1
Telephone: (604) 687-5700